UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2011

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33480	33-0968580
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3020 Old Ranch Parkway, Suite 400, Seal Beach, California	90740
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (562) 493-2804

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

As previously disclosed, on September 7, 2010, we acquired the advanced natural gas fueling compressor and related equipment manufacturing and servicing business of I.M.W. Industries Ltd. (“IMW”).  In connection with the foregoing acquisition, on January 31, 2011 we delivered to IMW’s shareholders $5.0 million in cash and 601,926 shares of our common stock (the “Shares”).

The opinion of counsel regarding the validity of the Shares is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit	Description
5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of Morrison Foerster LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN ENERGY FUELS CORP

Dated: January 31, 2011	By:	/s/ Richard R. Wheeler
Name: Richard R. Wheeler
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of Morrison Foerster LLP (contained in Exhibit 5.1).